Exhibit 13.2

CERTIFICATION

PURSUANT TO 18 USC. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dominik de Daniel, as Chief Financial Officer of Adecco S.A. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Annual Report on Form 20-F for the period ended December 31, 2005, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2006	By:	/s/ Dominik de Daniel
	Name:	Dominik de Daniel
	Title:	Chief Financial Officer